  As filed with the Securities and Exchange Commission on September 10, 1999
                                                       Registration No.333-15675

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       -----------------------------------

                               HUGHES SUPPLY, INC.
             (Exact Name of Registrant as Specified in its Charter)

            FLORIDA                                      59-0559446
(State or Other Jurisdiction of                (I.R.S. Employer Identification
Incorporation or Organization)                             Number)

                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                                 (407) 841-4755
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                       -----------------------------------

                                 J. STEPHEN ZEPF
                      TREASURER AND CHIEF FINANCIAL OFFICER
                               HUGHES SUPPLY, INC.
                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                            TELEPHONE (407) 841-4755
                       (Name, Address, Including Zip Code,
                        and Telephone Number of Agent for
                                    Service)

                       ----------------------------------

                          Copies of Communications to:

   BENJAMIN P. BUTTERFIELD                                 MICHAEL L. JAMIESON
GENERAL COUNSEL AND SECRETARY                              HOLLAND & KNIGHT LLP
     HUGHES SUPPLY, INC.                                  400 NORTH ASHLEY DRIVE
   20 NORTH ORANGE AVENUE                                       SUITE 2300
          SUITE 200                                        TAMPA, FLORIDA 33602
   ORLANDO, FLORIDA 32801                                     (813) 227-8500
       (407) 841-4755

                       ---------------------------------

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-15675) is being filed to deregister all of the remaining shares of Common Stock that were originally registered on this Form S-3 but were not sold.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Orlando, Florida, on September 9, 1999.

                                                  HUGHES SUPPLY, INC.


                                                  By: /s/ David H. Hughes
                                                     -------------------------
                                                      David H. Hughes
                                                      Chairman of the Board and
                                                        Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated:

                                                       TITLE                            DATE
                                                       -----                            ----
                                            Chairman of the Board and Chief      September 9, 1999
/s/ David H. Hughes                             Executive Officer (principal
-------------------
   David H. Hughes                          executive officer)

/s/ J. Stephen Zepf                          Treasurer and Chief Financial       September 9, 1999
---------------------                       Officer (principal financial and
   J. Stephen Zepf                          accounting officer)


           *                                Director                             September 9, 1999
--------------------
A. Stewart Hall, Jr.


           *                                Director                             September 9, 1999
--------------------
  Vincent S. Hughes


           *                                Director                             September 9, 1999
--------------------
  John D. Baker II


           *                                Director                             September 9, 1999
 -------------------
 Robert N. Blackford


           *                                Director                             September 9, 1999
 -------------------
    H. Corbin Day


                                            Director                             September  , 1999
 -------------------
 William P. Kennedy


* By: /s/ David H. Hughes
     --------------------
      David H. Hughes
      Attorney-in-Fact